Exhibit 10.7

ited Signature the order content,and any revision or Business Order Form Japan Order number ˖ CDIN202508 - JP 1.Customer Information XXXX Company Name: XXXX Account Manager: XXXX Email: XXXX Address: 2.Supplier Information Cloud Data Network Limited Company Name: homye Account Manager: XXXX Email: 1507 - 1510 Office Tower, Convention Plaza, 1 Harbor Road, Wan Chai, Hong Kong Address: 3.Products/Services Details Information Contract Term(months) Monthly Recurring Cost (MRC) Unit Price (USD) Qty Order Form Description Ltem 12 months 2,000.00 500.00 4 8Vcpu16GBddr4 100Gsata, Operating system: CentOS 7.9 1 12 months 16,000.00 8.00 2000 Japan IP - T 2 12 months 300.00 5.00 60 IP 3 18,300.00 Total(USD): Equipment Delivery Date: Jul 26th, 2025. Start Billing Date: Aug 1st, 2025 4.Please remit to Cloud Data Network Limited account: Beneficiary Name:Cloud Data Network Limited Bank Name:XXXX Bank Address ˖ 1XXXX Account NO ˖ XXXX SWIFT ˖ HXXXX 5.Term of service The service period is one year, commencing on Aug 1st, 2025 and concluding on Jul 31th, 2026 6.Payment Method 6.l:The billing cycle is a natural month, which is settled monthly.The month of opening shall be charged by ˄ actual opening day/ days of the month) X (monthly rental fee); from the second month, it shall be charged by natural month; 6.2:Customer pays the service fe monthly pays Curency:USD). Within the fixed term of this order, Party A shall settle the monthly recuringxpenses within 7 working days after reeiving the bill and invoice. Because the fee may change with the service adjustment, the actualquantity used and the specific monthly rent fee are sub ject to the monthly rent bill. 7.Taxs(If Applicable) The order amount does not include tax 8.Terms and Conditions 1. : Contract Period The Order shall remain in full force and effect for a minimum term of twelve (12) months commencing on the Effective Date. 2. ˖ If the Customer requests termination of the service, The Cloud Data Network Limited shall be notified in writing at least 30 days in advance. If the Customer fails to propose a renewal at least 30 days prior to the expiration of the agreement, it shall be deemed automatically terminated. In the event the Customer requests early termination of this Agreement during the Term, all outstanding payment obligations hereunder shall be settled pursuant to mutual written agreement between the Parties, negotiated in good faith within thirty (30) days of such termination request. 9. Authorised Signature X X X X Signature Cloud Data Network Lim Date: 2025.06.19 Date: 2025.06.19 Signature: Signature: Company Chop: Company Chop: Remark:Provided that customer assigned this order,which means that customer accept all of cancellation of this order should be made in written form. Certain information marked as "XXXX" has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.